41st Annual J.P. Morgan Healthcare Conference January 2023 Eric Shaff, President and Chief Executive Officer Exhibit 99.1

Some of the statements in this presentation constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995, including, but not limited to the potential approval and launch of SER-109; the anticipated indication for SER-109; the anticipated supply of SER-109; the potential for microbiome therapeutics to protect against infection; the timing of clinical development; our development opportunities and plans; the ultimate safety and efficacy data for our products; the sufficiency of cash to fund operations; and other statements which are not historical fact. Such statements are subject to important factors, risks and uncertainties, such as those discussed under the caption "Risk Factors" in the Company’s Quarterly Report on Form 10-Q filed on Nov. 2, 2022, and its other filings with the SEC, that may cause actual results to differ materially from those expressed or implied by such forward looking statements. Any forward-looking statements included herein represent our views as of today only. We may update these statements, but we disclaim any obligation to do so.  Forward Looking Statements

Seres Mission: Transforming the Lives of Patients Worldwide with Revolutionary Microbiome Therapeutics Encapsulated consortia of commensal bacteria designed to target multiple disease-relevant pathways simultaneously Bacterial Consortia Orally-formulated, using current Good Manufacturing Practices (cGMP) Disease susceptible baseline microbiome Engraftment of drug species Restructure microbiome composition Change in microbiome function Change in host function Bile acids Short-chain fatty acids Tryptophan metabolites Other

Strategic Priorities | Expanding Microbiome Therapeutic Leadership Bring SER-109, potential first-in-class oral microbiome therapeutic, to recurrent CDI patients Maximize opportunities in Infection Protection Continue research to inform further development in ulcerative colitis and immune modulation SER-109 BLA submission complete PDUFA date April 26, 2023 Anticipated launch soon after potential FDA approval Co-commercialization agreement with Nestlé Health Science Phase 1b to explore SER-155 in preventing bacterial infections, including those caused by organisms that harbor antimicrobial resistance, in allo-HSCT patients, and GvHD DSMB clearance to SER-155 Phase 1b cohort 2, based on preplanned assessment of initial safety data Broad preclinical portfolio for medically compromised patients, including cancer neutropenia, cirrhosis and solid organ transplant Potential for biomarker-based patient selection SER-109 and SER-155 are investigational microbiome therapeutics that have not been approved by any regulatory authorities, including the U.S. Food and Drug Administration (FDA) New update

Corporate Priority is to Advance SER-109 to FDA Approval and Execute Successful Product Launch

	Preclinical	Phase 1b	Phase 2b	Phase 3	Collaborators

INFECTION PROTECTION

- **SER-109** Recurrent *C. difficile* – ECOSPOR III and ECOSPOR IV studies completed; BLA accepted and priority review underway — Collaborators: Nestlé HealthScience[1,2]
- **SER-155** Bloodstream and antimicrobial-resistant bacterial infections & GvHD in allogenic hematopoietic stem cell transplant patients — Collaborators: Memorial Sloan Kettering Cancer Center[3]
- Programs targeting antimicrobial-resistant infections in medically compromised groups (e.g., cancer neutropenia, cirrhosis)

IMMUNE MODULATION

- **SER-287** Ulcerative colitis[4] — Collaborators: Nestlé HealthScience[1]
- **SER-301** Ulcerative colitis[4] — Collaborators: Nestlé HealthScience[1]
- **Oncology** Modulate host immunity/inflammation to improve response and tolerability of cancer treatments — Collaborators: Parker Institute; MD Anderson Cancer Center; Memorial Sloan Kettering Cancer Center

Research ongoing to determine future ulcerative colitis development plans

1. Collaboration with Nestlé Health Science, announced Jan. 11, 2016, regarding *C. difficile* and IBD programs for markets outside of North America.
2. SER-109 co-commercialization agreement for North America with Nestlé Health Science announced July 1, 2021
3. SER-155 preclinical work was supported in part by CARB-X
4. Translational research activities are ongoing, informed by learnings from SER-287 Phase 2b and SER-301 Phase 1b study data, to evaluate the potential to utilize biomarker-based patient selection and stratification in future clinical development efforts

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SERES THERAPEUTICS™

SER-109 and Recurrent C. difficile Infection

CDI – Urgent Public Health Threat

Spore-forming, toxin-producing, gram-positive, anaerobic bacteria

Symptoms include colitis and severe, watery diarrhea with **up to 15 bowel movements a day**

Acute onset of severe symptoms leads to **hospitalization** for many patients

High probability of recurrence >20%, usually within 1-2 weeks after completion of antibiotic therapy

~156K

Recurrent CDI cases estimated for 2023 (U.S.)

20,000+

CDI deaths per year (U.S.)

CLOSTRIDIOIDES DIFFICILE

THREAT LEVEL

URGENT

CDC

40-50%

Risk of recurrence escalates once a patient has an initial recurrence, trapping patients in a vicious cycle

1. Centers for Disease Control and Prevention. *Antibiotic Resistance Threats in the United States, 2019.* US Department of Health and Human Services, CDC; 2019. doi:10.15620/cdc:82532 **2.** Feuerstadt P et al. *J Med Econ.* 2020;23(6):603-609. **3.** Chilton CH et al. *Clin Microbiol Infect.* 2017;24(5):476-482. **4.** Ofosu A. *Ann Gastroenterol.* 2016;29(2):147-154. **5.** Cole SA, Stahl TJ. *Clin Colon Rectal Surg.* 2015;28(2):65-69. doi:10.1055/s-0035-1547333. **6.** Wilcox MH et al. *Open Forum Infect Dis.* 2020;7(5):ofaa114. doi:10.1093/ofid/ofaa114 **7.** Centers for Disease Control and Prevention. Your risk of *C. diff.* Accessed January 28, 2022. https://www.cdc.gov/cdiff/risk.html **8.** Jiang ZD et al. *Aliment Pharmacol Ther.* 2017;45(7):899-908.**9.** McFarland LV et al. *Am J Gastroenterol.* 2002;97(7):1769-1775, https://www.fda.gov/news-events/press-announcements/fda-approves-first-fecal-microbiota-product.

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SERES THERAPEUTICS™

Time point SER-109 (N =89) Placebo (N =93) Relative risk (95%CI) p-value (p1/p2) n (%) of recurrences n (%) of recurrences Week 8 11 (12.4) 37 (39.8) 0.32 (0.18-0.58) <0.001 / <0.001 TRIAL DESIGN SER-109 ECOSPOR III Study Results Primary endpoint: C. diff. recurrence, at up to 8 weeks SER-109 (n = 90) Multiply recurrent C. difficile patients (n=182) All subjects treated with standard of care antibiotics Placebo (n = 92) 0 weeks 8 weeks 24 weeks Safety follow-up to 24 weeks PRIMARY EFFICACY ENDPOINT RESULTS Note: Sustained clinical response % is calculated as 100% minus % with recurrence * Compared to 60% in the placebo arm Approximately 88% sustained clinical response rate*

SER-109 Phase 3 Results Published in Premier Journals January 20, 2022 Extended Follow-up of Microbiome Therapeutic SER-109 Through 24 Weeks for Recurrent Clostridioides difficile infection in a Randomized Clinical Trial RESEARCH LETTER Survival Function for Time to Clostridioides difficile Infection Recurrence October 19, 2022 Recurrence of C. difficile Infection up to 8 Weeks (Intention-to-Treat Population).

ECOSPOR III – Favorable Safety Profile Observed

Adverse Events (AEs) Through 8 Weeks (Safety Population)[2]	SER-109 (n=90) n (%)	Placebo (n=92) n (%)
Any adverse event	84 (93)	84 (91)
Adverse event related or possibly related to SER-109 or placebo	46 (51)	48 (52)
Serious adverse event[3]	7 (8)	15 (16)
Adverse event of special interest that occurred or worsened after initiation of SER-109 or placebo	1 (1)	1 (1)
Serious adverse event or an adverse event of special interest that occurred or worsened after initiation of SER-109 or placebo and was related or possibly related to SER-109 or placebo	0	0
Serious adverse event leading to withdrawal from the trial	0	1 (1)
Adverse event leading to death[4]	2 (2)	0

1. Feuerstadt P et al. *N Engl J Med.* 2022;386(3):220-229. **2.** Adverse events were coded with the use of the Medical Dictionary for Regulatory Activities, version 20.0. Adverse events of special interest included invasive infections such as bacteremia, meningitis, and abscess. **3.** Many of the serious adverse events were related to the primary endpoint of recurrent *C. difficile* infection, which was more common in the placebo group than in the SER-109 group. **4.** Three deaths occurred in the SER-109 group, all of which were reported by the investigator as being unrelated to SER-109; 2 of the participants had onset of fatal adverse events within the 8-week period after dosing, but only 1 of these 2 participants died during that period.

SERES THERAPEUTICS™

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ECOSPOR IV Study (n=263) Results Extend ECOSPOR III Data Overall safety profile through 24-week follow up: SER-109 was well tolerated, consistent with profile observed in ECOSPOR III Seres believes that based on disease pathophysiology and overall Phase 3 results, SER-109 may provide clinical benefit across entire recurrent CDI patient population Sustained clinical response rate: 91% similar to 88% rate observed in ECOSPOR III Sustained clinical response rate in patients with first recurrence:         94%  Note: Company announced ECOSPOR IV results on June 7, 2022

Delivering SER-109 to Patients; PDUFA Date April 26, 2023 BLA submission Priority FDA review Accelerated review based on Breakthrough Therapy Designation Orphan Drug Designation BLA submission completed Q3 2022; acceptance confirmed by FDA Oct. 2022 Expanded access program ongoing across multiple US sites Potential SER-109 approval and launch PDUFA date April 26, 2023 We are here

SER-109 May Fill an Important Unmet Need – Prevention of Recurrence Early and urgent intervention in the cycle of recurrence can prevent further recurrences SER-109 could have a unique place in the treatment algorithm, potentially transforming standard of care: Reducing the need for antibiotic taper regimens and other options that do not restore the microbiome and break the cycle Reducing repeated short course regimens of antibiotics alone, without subsequent microbiome restoration Attractive value proposition compared to FMT-based approaches If approved, SER-109 may serve as appropriate foundational therapy for a broad set of patients caught in the vicious cycle of recurrence ✔ Demonstrated efficacy ✔ Attractive safety profile ✔ Convenient route of administration

Well Positioned for Commercial Success Highly Favorable  Product Profile, Pending Approval  Substantial Market Opportunity Commercial Capabilities, Including Manufacturing 1 2 3 Preparing for successful SER-109 commercial launch alongside collaborator, Nestlé Health Science Seres press release issued on July 1, 2021, to announce U.S. Co-commercialization license agreement with Nestlé Health Science

Seres and Nestlé Health Science have Full Suite of Resources and Complementary Capabilities to Support SER-109 Launch Market Access and Reimbursement Specialty Product Distribution Patient Support Services Medical Affairs Data and Insights Commercial Infrastructure Key Customer Relationships

Focusing on the Most Important Areas at Launch to Set Up SER-109 for Long Term Success if Approved Patient Access Product Choice LAND First 12 months EXPAND >12 months Implement payer policies as quickly as possible to ease access to treatment Access programs to support positive early experience Ensure high quality HUB and partner support for patients  Optimize patient support offerings Continue to address remaining access barriers Focus awareness and education efforts on highest volume HCPs Establish supportive ecosystems in high volume hospitals Patient activation strategies focused on highly engaged patients Expand demand generation efforts Broaden patient activation efforts

Well Positioned to Supply Commercial Demand at Launch and Beyond SER-109 commercial supply Note: Seres and Bacthera collaboration press release issued Nov. 10, 2021 + 10+ years of Investment in Technology and Facilities for anaerobic bacterial therapeutics: In-house GMP Manufacturing and Quality Control Supported by high-quality CMOs: Recipharm, PCI Joint venture between Chr. Hansen and Lonza with offices in Switzerland and Denmark Bacthera collaboration provides redundancy and expands upon existing commercial supply capacity

SER-155 and Infection Protection Franchise

SER-109 Clinical Data Provide Proof of Concept -Restructuring the Microbiome and Reducing Pathogens SER-109 bacteria engraft durably & rapidly to restructure microbiome N = 182 patients enrolled; figure shows data for 143 patients at baseline Feuerstadt P NEJM 2022; 386:220-9 SER-109 Dose Species Engraftment Engrafting Dose Species (#) Baseline Wk 1 Wk 2 Wk 8 SER-109 100 50 0 p < 0.001 p < 0.001 p < 0.001 Placebo Engraftment reduces proteobacteria* associated with antimicrobial resistance genes 100 150 50 0 Significance -log10(p-value) -0.5 0.0 0.5 1.0 Correlation between abundance of bacterial family and antibiotic resistance genes by drug class

Antimicrobial Resistant Infections - Urgent Public Health Threat Limited innovation despite substantial and growing impact Declared “one of the world’s most urgent threats” $20 billion excess direct healthcare costs 35,000 deaths per year in US Major burden to society Many high-risk patient populations Allogeneic HSCT recipients at risk for bloodstream infections Additional patients with suppressed immune systems (e.g., transplant recipients, cancer patients) Patients with chronic diseases (e.g., cirrhosis)

SER-155 Microbiome drug type Rationally designed, cultivated product; spore + vegetative species Stage Phase 1b - study ongoing Indication Infection, bacteremia & GvHD in HSCT for cancer Lead Collaborator Potential Novel Approach to Address Infection - SER-155 Phase 1b Study Ongoing Phase 1b study design and objectives patients in an open-label and a randomized, double-blind, placebo-controlled cohort ~70 To evaluate safety and tolerability before and after allogeneic hematopoietic stem cell transplantation, as well as SER-155 engraftment bacteria and efficacy of SER-155 in preventing infections and GvHD Based on pre-planned review of safety data with DMSB in Dec. 2022, study to advance to cohort 2 Initial safety and pharmacological data expected in early 2023

SER-109 rCDI SER-155 BSI & GvHD in allogeneic HSCT recipients Broad preclinical portfolio Driving to an additional clinical development program in 2023 Potentially 2+ additional programs within 3 years SER-155: Therapeutic adjacency to SER-109 Phase 1b study ongoing – to advance to cohort 2 Additional Opportunities PDUFA date: April 26, 2023 Active Clinical Development Pre-clinical Portfolio Autologous HSCT Cancer Neutropenia Solid Organ Transplant Cirrhosis Maximizing the Opportunity in Infection Protection and AMR Broadly Target Antimicrobial Resistant Infections

SER-155 Phase 1b ongoing; initial safety and pharmacological data in early 2023 Preclinical programs ongoing with potential to address large immunocompromised patient populations Well Positioned to Extend Microbiome Therapeutic Leadership in 2023 Opportunities in Infection Protection Continued research in UC and microbiome therapeutic platform Ongoing research to inform plans for continued development in UC Extend industry-leading microbiome therapeutic platform capabilities Potential SER-109 BLA approval and successful launch for rCDI BLA submission complete; FDA PDUFA target action date of April 26, 2023 Working closely with Nestlé to prepare for commercial launch Producing supply to support commercial demand $125M milestone payment anticipated from Nestlé upon FDA approval Sept. 30, 2022 cash balance of approximately: $233 million

Continued Microbiome Therapeutic Leadership, Anticipated Compelling Growth and Value Creation Advancing opportunities in Infection Protection and other therapeutic areas Potential SER-109 BLA approval and successful launch for rCDI If approved, SER-109 transforming standard of care for a broad population of rCDI patients SER-155 in late-stage clinical development 2+ additional Infection Protection candidates in clinical development Extend industry-leading microbiome therapeutic platform 2023 2025